SUPPLEMENTAL INFORMATION - NATURAL GAS AND CRUDE OIL PROPERTIES	12 Months Ended
Dec. 31, 2012
Oil and Gas Exploration and Production Industries Disclosures [Abstract]
Supplemental Information - Oil and Gas Exploration and Production Industries Disclosures [Text Block]
NATURAL GAS AND CRUDE OIL INFORMATION - UNAUDITED

Net Proved Reserves

All of our natural gas, NGLs and crude oil reserves are located in the U.S. We utilize the services of independent petroleum engineers to estimate our natural gas, crude oil, condensate and NGL reserves. As of December 31, 2012, 2011 and 2010, all of our reserve estimates were based on reserve reports prepared by Ryder Scott Company, L.P. ("Ryder Scott"). These reserve estimates have been prepared in compliance with professional standards and the reserves definitions prescribed by the SEC.

Proved reserves estimates may change, either positively or negatively, as additional information becomes available and as contractual, economic and political conditions change. Our net proved reserve estimates have been adjusted as necessary to reflect all contractual agreements, royalty obligations and interests owned by others at the time of the estimate. Proved developed reserves are the quantities of natural gas, NGLs and crude oil expected to be recovered through existing wells with existing equipment and operating methods. In some cases, proved undeveloped reserves may require substantial new investments in additional wells and related facilities.

The price used to estimate our reserves, by commodity, are presented below.

	Price Used to Estimate Reserves
As of December 31,	Natural Gas (per Mcf)	NGLs (per Bbl)	Crude Oil (per Bbl)

2012	$2.35	$28.02	$87.51
2011	3.41	39.59	88.94
2010	3.54	34.12	71.95

The following tables present the changes in our estimated quantities of proved reserves:

	Natural Gas (MMcf)	NGLs (MBbls)	Crude Oil, Condensate (MBbls)	Total (MMcfe)
Proved Reserves:
Proved reserves, January 1, 2010	608,925	—	18,070	717,345
Revisions of previous estimates	6,504	8,908	(85)	59,442
Extensions, discoveries and other additions
Western Operating Region	56,524	811	2,247	74,872
Eastern Operating Region	35,092	—	—	35,092
Purchases of reserves
Western Operating Region	20,920	1,531	4,367	56,308
Eastern Operating Region	220	—	—	220
Other	—	—	—	—
Dispositions	(43,690)	—	(55)	(44,020)
Production	(27,189)	(601)	(1,308)	(38,643)
Proved reserves, December 31, 2010	657,306	10,649	23,236	860,616
Revisions of previous estimates	(161,654)	3,163	(1,904)	(154,100)
Extensions, discoveries and other additions
Western Operating Region	125,374	5,633	17,092	261,724
Eastern Operating Region	51,315	—	—	51,315
Purchases of reserves
Western Operating Region	24,776	1,052	1,581	40,574
Eastern Operating Region	7,985	—	24	8,129
Dispositions	(2,070)	(94)	(435)	(5,244)
Production	(30,887)	(815)	(1,958)	(47,525)
Proved reserves, December 31, 2011 (1)	672,145	19,588	37,636	1,015,489
Revisions of previous estimates	(289,436)	(3,671)	(6,729)	(351,836)
Extensions, discoveries and other additions
Western Operating Region	116,205	11,637	27,482	350,919
Eastern Operating Region	56,728	—	—	56,728
Purchases of reserves
Western Operating Region	87,189	8,084	10,801	200,499
Eastern Operating Region	23	—	—	23
Dispositions	(6,406)	(1,970)	(7,854)	(65,350)
Production	(32,410)	(841)	(2,026)	(49,612)
Proved reserves, December 31, 2012 (2)	604,038	32,827	59,310	1,156,860

Proved Developed Reserves, as of:
January 1, 2010	258,375	—	6,244	295,839
December 31, 2010	227,341	4,013	8,287	301,141
December 31, 2011 (1)	299,369	11,753	16,910	471,347
December 31, 2012 (2)	281,925	14,353	20,412	490,515
Proved Undeveloped Reserves, as of:
January 1, 2010	350,550	—	11,826	421,506
December 31, 2010	429,965	6,636	14,949	559,475
December 31, 2011 (1)	372,776	7,835	20,726	544,142
December 31, 2012 (2)	322,113	18,474	38,898	666,345

__________

(1)
Includes estimated reserve data related to our Permian asset group, which was held for sale and under a purchase and sale agreement. The divestiture of our Permian assets closed on February 28, 2012. See Note 14, Assets Held for Sale, Divestitures and Discontinued Operations, to our consolidated financial statements included in this Exhibit 99.1 for additional details related to the divestiture of our Permian asset group. Total proved reserves included 6,242 MMcf of natural gas, 7,825 MBbls of crude oil and 1,970 MBbls of NGLs, for an aggregate of 65,018 MMcfe of natural gas equivalent, related to our Permian asset group. Total proved developed reserves related to those assets included 1,750 MMcf, 1,815 MBbls, 550 MBbls and 15,940 MMcfe, respectively, and proved undeveloped reserves included 4,492 MMcf, 6,010 MBbls, 1,420 MBbls and 49,078 MMcfe, respectively.

(2)
Includes estimated reserve data related to our Piceance and NECO assets, which were divested pursuant to a purchase and sale agreement entered into on February 4, 2013. See Note 14, Assets Held for Sale, Divestitures, and Discontinued Operations, to our consolidated financial statements included elsewhere in this Exhibit 99.1 for additional details related to the divestiture of our Piceance and NECO assets. Total proved reserves include 83,656 MMcf of natural gas and 148 MBbls of crude oil, for an aggregate of 84,544 MMcfe of natural gas equivalent related to our Piceance and NECO assets. There were no proved undeveloped reserves attributable to the Piceance and NECO assets as of December 31, 2012.

	Developed	Undeveloped	Total
	(MMcfe)

Beginning proved reserves, January 1, 2011	301,141	559,475	860,616
Undeveloped reserves converted to developed	43,597	(43,597)	—
Revisions of previous estimates	73,643	(227,743)	(154,100)
Extensions, discoveries and other additions	58,979	254,060	313,039
Purchases of reserves	46,756	1,947	48,703
Dispositions	(5,244)	—	(5,244)
Production	(47,525)	—	(47,525)
Ending proved reserves, December 31, 2011	471,347	544,142	1,015,489
Undeveloped reserves converted to developed	45,929	(45,929)	—
Revisions of previous estimates	(109,909)	(241,927)	(351,836)
Extensions, discoveries and other additions	67,787	339,860	407,647
Purchases of reserves	81,253	119,269	200,522
Dispositions	(16,280)	(49,070)	(65,350)
Production	(49,612)	—	(49,612)
Ending proved reserves, December 31, 2012	490,515	666,345	1,156,860

2012 Activity. In 2012, we recorded a downward revision of our previous estimate of proved reserves of approximately 352 Bcfe. The revision was primarily due to a decrease of approximately 240 Bcfe due to lower gas pricing, mostly related to the Piceance Basin, approximately 6 Bcfe due to increased operating costs, approximately 46 Bcfe due to adjustments for geological reasons and approximately 77 Bcfe due to the removal of certain proved undeveloped reserves to comply with the SEC's five-year rule. This was partially offset by an increase of approximately 3 Bcfe due to non-acquisition interest adjustments and approximately 14 Bcfe due to asset performance. Discoveries and extensions of approximately 408 Bcfe in 2012 are due to the drilling of 44 gross horizontal wells and the addition of new proved undeveloped reserves. Approximately 57 Bcfe were added in the Eastern Operating Region related to the Marcellus Shale and approximately 351 Bcfe were added in the Wattenberg Field, mostly related to the Niobrara formation. We acquired approximately 201 Bcfe of proved reserves, approximately 200 Bcfe due to an acquisition in the Wattenberg Field. We divested a total of 65 Bcfe in 2012, primarily our core Permian Basin assets. Based on the economic conditions on December 31, 2012, our approved development plan provided for the development of our remaining PUD reserves within five years of the date such reserves were initially recorded. Based on our decision to drill predominantly horizontal wells in 2012, our drilling program focused on locations that were not included in proved undeveloped reserves in the December 2011 reserve report. By focusing on non-PUD drilling locations in 2012, we were able to add considerable PUD reserves in the 2012 reserve report. In 2013, we anticipate the majority of our drilling to be focused on horizontal well locations that are included in our proved undeveloped reserves in the 2012 reserve report. Therefore, we expect to convert 15% to 20% of our PUDs to proved developed producing reserves in 2013. This level of capital spending is consistent with the most recent years.

2011 Activity. In 2011, we recorded a downward revision of our previous estimate of proved reserves of approximately 154 Bcfe. The revision was primarily due to a decrease of approximately 4 Bcfe due to lower gas pricing and approximately 173 Bcfe due to the removal of certain proved undeveloped reserves to comply with the SEC's five-year rule. This was partially offset by an increase of approximately 6 Bcfe due to increased efficiencies in operating costs, approximately 5 Bcfe due to non-acquisition interest adjustments and approximately 12 Bcfe due to asset performance. In addition, the “Revisions of previous estimates” line item includes a deduction in the “Undeveloped” column and an increase in the “Developed” column of approximately 125 Bcfe. These reserves were transferred from proved undeveloped to proved developed as a result of the Company's determination that costs related to a refracture became less significant as compared to the costs associated with drilling a new well. Discoveries and extensions of approximately 313 Bcfe in 2011 are due to the drilling of 195 gross wells and the addition of new proved undeveloped reserves. Approximately 51 Bcfe were added in the Eastern Operating Region, approximately 262 Bcfe were added in the Western Operating Region (141 Bcfe in the Wattenberg Field, 80 Bcfe in the Piceance Basin and 41 Bcfe in the Permian Basin). We acquired approximately 49 Bcfe of proved reserves, approximately 8 Bcfe through acquisitions in the Eastern Operating Region, and approximately 41 Bcfe in the Western Operating Region (28 Bcfe were acquired in the Wattenberg Field and 13 Bcfe were acquired in the Piceance Basin) due to the repurchase of the 2003/2002-D and 2005 Partnerships as well as the purchase of interests in some of our other existing properties. We divested a total of approximately 5 Bcfe in 2011. This included the sale of 100% of our North Dakota assets, or 2 Bcfe, to an unrelated third-party and our non-core Permian Basin assets, or 3 Bcfe, to unrelated third parties.

2010 Activity. In 2010, we revised our previous estimate of proved reserves upward by 59.4 Bcfe. The revision was primarily due to an increase of 55.6 Bcfe due to asset performance, 35.9 Bcfe due to higher commodity pricing, 28.1 Bcfe due to the impact of evaluating NGLs as a separate stream and 1.5 Bcfe due to interest adjustments. This was partially offset by a decrease of 58.7 Bcfe due to adjustments for geological reasons or reclassification of prior period proved undeveloped reserves to probable reserves due to aging and 3 Bcfe due to increased operating costs. Discoveries and extensions of 110 Bcfe in 2010 are due to drilling of 213 gross wells and the addition of new proved undeveloped reserves: 35.1 Bcfe were added in the Eastern Operating Region and 74.9 Bcfe were added in the Western Operating Region (29.4 Bcfe in Wattenberg Field, 36.2 Bcfe in the Piceance Basin, 9.1 Bcfe in the NECO area and 0.2 Bcfe in North Dakota) and Permian Basin. We acquired 56.5 Bcfe of proved reserves, approximately 32.6 Bcfe through two acquisitions in the Permian Basin, and 23.9 Bcfe in both the Western and Eastern Operating Regions due to the repurchase of the 2004 Partnerships as well as the purchase of interests in some of our other existing properties. Of the 23.9 Bcfe, 12.8 Bcfe were acquired in the Wattenberg Field and 10.9 Bcfe were acquired in the Piceance Basin. Total dispositions of 44 Bcfe in 2010 included the deconsolidation of PDCM, or 28.9 Bcfe, and the sale of all of our Michigan assets, or 15.1 Bcfe, to an unaffiliated third-party.

Results of Operations for Natural Gas and Crude Oil Producing Activities

The results of operations for natural gas and crude oil producing activities are presented below. The results include activities related to both continuing and discontinued operations and exclude activities related to natural gas marketing and well operations and pipeline services.

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Revenue:
Natural gas, NGLs and crude oil sales	$274,783	$304,157	$216,159
Commodity price risk management gain, net	32,339	46,090	59,891
	307,122	350,247	276,050
Expenses:
Production costs	77,537	75,717	60,121
Exploration expense	22,605	6,289	20,291
Impairment of proved natural gas and oil properties	162,287	25,159	4,666
Depreciation, depletion, and amortization	146,879	128,458	103,303
Accretion of asset retirement obligations	4,060	1,897	1,423
Gain on sale of properties and equipment	(24,273)	(4,050)	(174)
	389,095	233,470	189,630
Results of operations for natural gas and crude oil producing activities before provision for income taxes	(81,973)	116,777	86,420

Provision for income taxes	31,163	(36,785)	(5,937)

Results of operations for natural gas and crude oil producing activities, excluding corporate overhead and interest costs	$(50,810)	$79,992	$80,483

Production costs include those costs incurred to operate and maintain productive wells and related equipment, including costs such as labor, repairs, maintenance, materials, supplies, fuel consumed, insurance, production and severance taxes and associated administrative expenses. DD&A expense includes those costs associated with capitalized acquisition, exploration and development costs, but does not include the depreciation applicable to support equipment. The provision for income taxes is computed using effective tax rates.

Costs Incurred in Natural Gas and Crude Oil Property Acquisition, Exploration and Development Activities

Costs incurred in natural gas and crude oil property acquisition, exploration and development are presented below.

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Acquisition of properties: (1)
Proved properties	$105,303	$79,554	$87,241
Unproved properties	276,225	95,081	84,636
Development costs (2)	233,144	301,008	138,018
Exploration costs: (3)
Exploratory drilling	18,803	3,626	21,223
Geological and geophysical	1,925	1,846	2,367
Total costs incurred	$635,400	$481,115	$333,485

__________

(1)	Property acquisition costs - represent costs incurred to purchase, lease or otherwise acquire a property.

(2)
Development costs - represents costs incurred to gain access to and prepare development well locations for drilling, drill and equip development wells, recomplete wells and provide facilities to extract, treat, gather and store natural gas, NGLs and crude oil. Of these costs incurred for the years ended December 31, 2012, 2011 and 2010, $62.0 million, $80.6 million and $37.4 million, respectively, were incurred to convert proved undeveloped reserves to proved developed reserves from the prior year end.

(3)
Exploration costs - represents costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing natural gas, NGLs and crude oil.

Capitalized Costs Related to Natural Gas and Crude Oil Producing Activities

Aggregate capitalized costs related to natural gas and crude oil exploration and production activities with applicable accumulated DD&A are presented below:

	As of December 31,
	2012	2011
	(in thousands)

Proved natural gas and crude oil properties	$2,075,924	$1,694,847
Unproved natural gas and crude oil properties	319,327	102,466
Capitalized costs	2,395,251	1,797,313
Less accumulated DD&A	(905,458)	(621,074)
Capitalized costs, net	$1,489,793	$1,176,239

Standardized Measure of Discounted Future Net Cash Flows and Changes Therein Relating to Proved Reserves

The standardized measure below has been prepared in accordance with U.S. GAAP. Future estimated cash flows were based on a 12-month average price calculated as the unweighted arithmetic average of the prices on the first day of each month, January through December, applied to our year-end estimated proved reserves. Prices for each of the three years were adjusted by field for Btu content, transportation and regional price differences; however, they were not adjusted to reflect the value of our commodity derivatives. Production and development costs were based on prices as of December 31 for each of the respective years presented. The amounts shown do not give effect to non-property related expenses, such as corporate general and administrative expenses, debt service or to depreciation, depletion and amortization expense. Production and development costs include those cash flows associated with the expected ultimate settlement of our asset retirement obligation. Future estimated income tax expense is computed by applying the statutory rate in effect at the end of each year to the projected future pre-tax net cash flows, less the tax basis of the properties and gives effect to permanent differences, tax credits and allowances related to the properties.

The following table presents information with respect to the standardized measure of discounted future net cash flows relating to proved reserves. Changes in the demand for natural gas, NGLs and crude oil, inflation, and other factors make such estimates inherently imprecise and subject to substantial revision. This table should not be construed to be an estimate of the current market value of our proved reserves.

	As of December 31,
	2012	2011	2010
	(in thousands)

Future estimated cash flows	$7,529,292	$6,415,255	$4,361,095
Future estimated production costs	(1,690,453)	(1,704,645)	(1,418,044)
Future estimated development costs	(1,852,177)	(1,474,137)	(1,119,604)
Future estimated income tax expense	(1,230,294)	(946,849)	(508,805)
Future net cash flows	2,756,368	2,289,624	1,314,642
10% annual discount for estimated timing of cash flows	(1,587,871)	(1,348,415)	(826,224)
Standardized measure of discounted future estimated net cash flows	$1,168,497	$941,209	$488,418

The following table presents the principal sources of change in the standardized measure of discounted future estimated net cash flows:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)

Sales of natural gas, NGLs and crude oil production, net of production costs	$(194,346)	$(226,227)	$(163,104)
Net changes in prices and production costs (1)	95,501	383,293	180,124
Extensions, discoveries, and improved recovery, less related costs (2)	632,781	467,347	88,637
Sales of reserves (3)	(86,902)	(4,224)	(24,174)
Purchases of reserves (4)	296,208	64,761	45,538
Development costs incurred during the period	69,198	94,941	44,491
Revisions of previous quantity estimates (5)	(452,775)	(112,468)	47,884
Changes in estimated income taxes (6)	(131,256)	(204,377)	(105,557)
Net changes in future development costs	(3,979)	(29,827)	(41,595)
Accretion of discount	124,105	65,284	35,951
Timing and other	(121,247)	(45,712)	32,587
Total	$227,288	$452,791	$140,782

__________

(1)
Despite the decrease in price for each of our commodities for 2012 compared to 2011, our weighted-average price, net of production costs per Mcfe, in our 2012 reserve report increased to $3.45 from $3.19 resulting from our increase in liquids as a percentage of total proved reserves. Our weighted-average price, net of production costs per Mcfe, in our 2010 reserve report was $2.12.

(2)
The 35% increase in 2012 as compared to 2011 reflects a continuation of our shifting focus from gas-rich projects to liquid-rich projects. At December 31, 2012, extensions, discoveries and other additions had increased to 407,647 MMcfe, a 30% increase, 52.2% of which was gas and 47.8% was liquids. Approximately 86% of the 35% increase was related to the additional volume of PUD reserves in the Wattenberg Field that were proved up by our 2012 drilling program. The changes in extensions, discoveries and improved recovery, less related costs, were 427% higher in 2011 as compared to 2010. At December 31, 2010, extensions, discoveries and other additions were 109,964 MMcfe, 83.3% of which was gas and 16.7% of which was liquids. At December 31, 2011, extensions, discoveries and other additions had increased to 313,039 MMcfe, a 185% increase, 56.4% of which was gas and 43.6% was liquids. This change was a result of our shifting of focus from gas-rich projects to liquid-rich projects. In 2011, we focused primarily on the liquids-rich Wattenberg Field in northern Colorado, where we drilled 17 horizontal Niobrara wells and 80 vertical wells, completed 190 zones and participated in 48 non-operated drilling projects. 2011 was the first year that horizontal Niobrara PUDs were included in our year-end reserves. All of these projects are liquid-rich and, with the exception of the vertical wells and refractures, these reserves were not recognized at December 31, 2010. As a result, approximately two-thirds of the 427% increase is related to additional volumes included in our reserve report in 2011 over those included in 2010 and one-third of the increase is related to the per Mcfe value increase of those additional volume of reserves.

(3)	The increase in sales of reserves in 2012 as compared to 2011 was due to the divestiture of our core Permian assets on February 28, 2012.

(4)	The increase in purchases of reserves in 2012 as compared to 2011 was due to the Merit Acquisition in the liquids-rich Wattenberg Field in northern Colorado.

(5)
The decrease in revisions of our previous quantity estimates in 2012 as compared to 2011 was primarily due to lower natural gas pricing, a decrease in proved undeveloped reserves pursuant to the SEC five-year rule and adjustments due to our drilling schedule. The decrease in 2011 as compared to 2010 was primarily due to lower natural gas pricing, a decrease in proved undeveloped reserves pursuant to the SEC five-year rule and adjustments for geological reasons, offset in part by improvements in asset performance.

(6)
The change in estimated income taxes for each year as compared to the prior year is the direct result of the significant increase in discounted future net cash flows, as the projected deferred tax rate remained relatively unchanged at approximately 38.2%, 38.1% and 38% for the year ended December 31, 2012, 2011 and 2010, respectively. In addition, the company continued to capitalize and amortize the majority of its yearly capital expenditures and there were no changes in the assumptions as to the tax deductibility of beginning unamortized capital,additional current year capital or future development capital.

It is necessary to emphasize that the data presented should not be viewed as representing the expected cash flows from, or current value of, existing proved reserves since the computations are based on a large number of estimates and arbitrary assumptions. Reserve quantities cannot be measured with precision and their estimation requires many judgmental determinations and frequent revisions. The required projection of production and related expenditures over time requires further estimates with respect to pipeline availability, rates of demand and governmental control. Actual future prices and costs are likely to be substantially different from the recent average prices and current costs utilized in the computation of reported amounts. Any analysis or evaluation of the reported amounts should give specific recognition to the computational methods utilized and the limitations inherent therein.